UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TrueCar, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Important Information

This Schedule 14A relates solely to communications made after furnishing security holders of TrueCar, Inc., a Delaware corporation (the “Company” or “TrueCar”) with a definitive proxy statement related to the proposed acquisition of TrueCar by Fair Holdings, Inc., a Delaware corporation (“Parent”), and Rapid Merger Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), pursuant to the Agreement and Plan of Merger, dated as of October 14, 2025, among the Company, Parent and Merger Subsidiary. Parent is led by TrueCar founder Scott Painter and backed by an equity commitment from Alpha Auto 2, LLC, a Florida limited liability company (the “Investor”).

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the pending transaction, the Company’s ability to consummate the pending transaction on the expected timeline or at all, the anticipated benefits of the pending transaction, the terms and the impact of the pending transaction on the Company’s future business, results of operations and financial condition, and the sources and scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond the Company’s control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the pending transaction may not be completed in a timely manner or at all; (ii) the ability of the Investor and Parent to obtain additional equity financing in connection with the pending transaction; (iii) the failure to satisfy any of the conditions to the consummation of the pending transaction, including the receipt of certain regulatory approvals (if required) and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the pending transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the pending transaction; (x) potential litigation relating to the pending transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing; (xii) certain restrictions during the pendency of the transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the pending transaction; (xiv) the impact of adverse general and industry-specific economic and market conditions; and (xv) other risks described in the Company’s filings with the SEC, including under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2024, and any Quarterly Report on Form 10-Q or Current Report on Form 8-K that contain updates thereto. Forward-looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It

In connection with the pending transaction, the Company has filed the Definitive Proxy Statement and other materials with the SEC. The Company may file or furnish other documents with the SEC regarding the pending transaction. INVESTORS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PARENT AND THE PENDING TRANSACTION.

Stockholders may obtain free copies of the proxy statement and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at https://ir.truecar.com under the link “Financials” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at investors@truecar.com.

Participants in the Solicitation

The Company and its directors, executive officers, certain other members of management and certain employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the pending transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the pending transaction are set forth in the Definitive Proxy Statement and will be set forth in the other relevant documents to be filed with the SEC. You can find additional information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in its definitive proxy statement for its 2025 annual meeting of stockholders filed with the SEC on April 8, 2025.

Independent Proxy Advisory Firms ISS and Glass Lewis Recommend TrueCar
Stockholders Vote “FOR” Pending Transaction with Fair Holdings

Recommendations Highlight
Compelling and Immediate Cash Premium for TrueCar Stockholders

TrueCar Board Urges Stockholders to Vote “FOR” the Transaction
TODAY

Special Meeting of Stockholders to be held on December 22, 2025

SANTA MONICA, Calif., Dec. 16, 2025 /PRNewswire/ -- TrueCar, Inc. (NASDAQ: TRUE), one of the most recognized and trusted automotive digital marketplace brands, today announced that leading independent proxy advisory firms Institutional Shareholder Services (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”) have recommended that TrueCar stockholders vote “FOR” the Company’s pending transaction with Fair Holdings, Inc. (“Fair Holdings”), an entity led by TrueCar founder Scott Painter, in advance of the upcoming Special Meeting of Stockholders on December 22, 2025.

TrueCar issued the following statement:

“ISS and Glass Lewis, as independent voices, support our Board’s unanimous conclusion that the pending transaction with Fair Holdings represents the right path forward for the Company and is in the best interests of all TrueCar stockholders. With the Special Meeting approaching, consistent with the leading proxy advisors’ recommendations, we encourage all TrueCar stockholders to vote “FOR” the transaction TODAY.”

The transaction is expected to close in the fourth quarter of 2025 or early 2026, subject to approval by TrueCar stockholders and satisfaction of other closing conditions.

Advisors

Morgan Stanley & Co. LLC is acting as exclusive financial advisor and Alston & Bird LLP is acting as lead legal counsel to TrueCar. Joele Frank, Wilkinson Brimmer Katcher served as strategic communications advisor.

Additional Information and Where to Find It

In connection with the pending transaction, TrueCar has filed the Definitive Proxy Statement and other materials with the SEC. TrueCar may file or furnish other documents with the SEC regarding the pending transaction. INVESTORS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY TRUECAR IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT TRUECAR, FAIR HOLDINGS AND THE PENDING TRANSACTION.

Stockholders may obtain free copies of the proxy statement and other documents TrueCar files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the TrueCar website at https://ir.truecar.com under the link “Financials” and then under the link “SEC Filings” or by contacting TrueCar’s Investor Relations team by e-mail at investors@truecar.com.

Participants in the Solicitation

TrueCar and its directors, executive officers, certain other members of management and certain employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the pending transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of TrueCar’s stockholders in connection with the pending transaction are set forth in the Definitive Proxy Statement and will be set forth in the other relevant documents to be filed with the SEC. You can find additional information about TrueCar’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in its definitive proxy statement for its 2025 annual meeting of stockholders filed with the SEC on April 8, 2025.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding TrueCar’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the pending transaction, TrueCar’s ability to consummate the pending transaction on the expected timeline or at all, the anticipated benefits of the pending transaction, the terms and the impact of the pending transaction on TrueCar’s future business, results of operations and financial condition, and the sources and scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond TrueCar’s control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the pending transaction may not be completed in a timely manner or at all; (ii) the ability of Fair Holdings to obtain additional equity financing in connection with the pending transaction; (iii) the failure to satisfy any of the conditions to the consummation of the pending transaction, including the receipt of certain regulatory approvals (if required) and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring TrueCar to pay a termination fee; (v) the effect of the announcement or pendency of the transaction on TrueCar’s business relationships, operating results and business generally; (vi) the risk that the pending transaction disrupts TrueCar’s current plans and operations; (vii) TrueCar’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from TrueCar’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the pending transaction; (x) potential litigation relating to the pending transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing; (xii) certain restrictions during the pendency of the transaction that may impact TrueCar’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the pending transaction; (xiv) the impact of adverse general and industry-specific economic and market conditions; and (xv) other risks described in TrueCar’s filings with the SEC, including under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2024, and any Quarterly Report on Form 10-Q or Current Report on Form 8-K that contain updates thereto. Forward-looking statements included herein are made only as of the date hereof and TrueCar does not undertake any obligation to update any forward looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this press release are qualified in their entirety by this cautionary statement.

About TrueCar

TrueCar is a leading automotive digital marketplace that lets auto buyers and sellers connect to its nationwide network of Certified Dealers. With access to an expansive inventory provided by its Certified Dealers, TrueCar is building the industry's most personalized and efficient auto shopping experience as it seeks to bring more of the process online. Consumers who visit its marketplace will find a suite of vehicle discovery tools, price ratings and market context on new, used and Certified Pre-Owned vehicles. When they are ready, shoppers in TrueCar's marketplace can connect with a Certified Dealer in its network, who shares the belief that truth, transparency and fairness are the foundation of a great auto shopping experience. As part of its marketplace, TrueCar powers auto-buying programs for over 250 leading brands, including Sam's Club, AAA and Navy Federal Credit Union.

About Scott Painter and Fair Holdings, Inc.

Fair Holdings, Inc. is Scott Painter’s holding company. Painter is a serial entrepreneur and the founder of TrueCar, Inc. He is widely recognized as a pioneer in automotive digital retail and finance innovation, having launched companies including CarsDirect, TrueCar, and Fair. Painter is also the Founder & CEO of Autonomy and Autonomy Data Services (ADS), which owns and operates the largest nationwide fleet of electric vehicles available via subscription.

Investor Relations Contacts

investors@TrueCar.com

Media Contacts

TrueCar

Andrew Siegel / Lyle Weston

Joele Frank

truecar-jf@joelefrank.com

Scott Painter and Fair Holdings, Inc.

Stacy Morris

Futurista Communications

+1 310-415-9188

stacy.morris@futuristacommunications.com